SECOND AMENDMENT OF SECOND AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

THIS SECOND AMENDMENT OF SECOND AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT ("Amendment") is made this 1st day of May, 2024 among FIRST NATIONAL BANK OF OMAHA, a national banking association ("Lender"), CARDINAL ETHANOL, LLC, an Indiana limited liability company ("Cardinal Ethanol"), and CARDINAL COLWICH, LLC, a Kansas limited liability company ("Cardinal Colwich, and together with Cardinal Ethanol collectively, "Borrower"). This Amendment amends that certain Second Amended and Restated Construction Loan Agreement dated January 31, 2024 among Lender and Borrower (as amended, the "Loan Agreement").

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lender extended the Loans described and provided for in the Loan Agreement to Borrower;

WHEREAS, pursuant to that certain First Amendment of Second Amended and Restated Construction Loan Agreement dated April 30, 2024, the time for Borrower to complete certain post-closing matters provided for in the Loan Agreement was extended;

WHEREAS, the Loan Agreement provides for certain Permitted Debt and Borrower has requested, and Lender has agreed, to modify the Permitted Debt covenant as provided for in this Amendment; and

WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the amendments of the Loan Agreement set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. Capitalized terms used in this Amendment which are defined in the Loan Agreement, as amended, shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment; provided, however, that from and after the date of this Amendment, all references to the "Agreement" in the Loan Agreement and the "Loan Agreement" in the other Loan Documents will be deemed to refer to the Loan Agreement as modified by this Amendment. This Amendment shall be construed in accordance with the rules of construction provided for in Section 1.02 of the Loan Agreement.

2. The defined term "Permitted Debt" in Section 1.01 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

"Permitted Debt" means: (a) Debt under this Agreement and the other Loan Documents; (b) the Bond Debt so long as such Bond Debt does not exceed \$1,000,000; (c) Debt extended by Cardinal Ethanol to Cardinal Colwich in the principal not to exceed at any one time outstanding \$20,000,000 so long as such Debt and any Lien securing such Debt are subordinated to the Obligations under the Subordination Agreement; and (d) Debt incurred on or after the Closing Date in an aggregate principal amount not to exceed \$250,000 at any time outstanding, without the prior written consent of the Lender.

3. Except as modified in this Amendment, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed, and certified by Borrower and Lender. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to the Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in the Loan Agreement to "this Agreement" included references to this Amendment. Borrower represents, warrants, and confirms to the Lender that no Default or Events of Default is now existing under the Loan Documents and that no event or condition exists which would constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger a Default or an Event of Default under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, exclusive of its choice of laws rules.

5. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as expressly provided in this Amendment, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words or phrases of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words or phrases of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment. This Amendment and the rights evidenced by this Amendment shall inure to the benefit of and be binding upon

the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns. Borrower will jointly and severally pay on demand all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, legal fees incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of Borrower's properties or books and records). Borrower's joint and several obligations to Lender under this Section shall survive the termination of this Amendment or the Loan Agreement and the repayment of Borrower's Obligations to Lender under the Loan Agreement and other Loan Documents.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA, a national banking association

By: [signature]
Title: VP Ag. Business Banking

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By: [signature]
Title: CEO & President

CARDINAL COLWICH, LLC, a Kansas limited liability company

By: [signature]
Title: Treasurer

The undersigned Guarantors each acknowledge and agree to this Amendment and ratify and reaffirm their obligations under their respective Guaranty on this 1st day of May, 2024:

CARDINAL ETHANOL EXPORT SALES, INC.

By: William Dartt
Title: Treasurer

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By: Jeffrey L. Painter
Title: CEO & President

CARDINAL COLWICH, LLC, a Kansas limited liability company

By: William Dartt
Title: Treasurer